Exhibit 10.1
THIRD AMENDMENT
TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
          This Third Amendment to the First Amended and Restated Credit Agreement (“Amendment”) is made as of the 30th day of September, 2011 by and between Tufco, L.P. (“Borrower”), Tufco Technologies, Inc. (“Parent”) and JPMorgan Chase Bank, N.A. (“Bank”).
RECITALS
          The parties entered into a First Amended and Restated Credit Agreement dated as of March 15, 2010, as amended (“Credit Agreement”).
          The parties desire to amend the Credit Agreement as set forth herein.
          NOW, THEREFORE, the parties hereto agree as follows:
1.	Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.
2.	In Article 1, Section 1.1 of the Credit Agreement, the Revolving Termination Date is changed from January 31, 2012 to January 31, 2013.
3.	In Article 12, Section 12.2 of the Credit Agreement, the first paragraph is deleted and the following is inserted in its place:
“The Parent shall maintain a Consolidated After Tax Net Income on a cumulative basis as follows:
     (a) in Fiscal Year 2011 of not greater than a negative $600,000 as of September 30, 2011; and
     (b) in Fiscal Year 2012 of not greater than a negative $100,000 as of December 31, 2011, not less than a positive $150,000 as of March 31, 2012, not less than a positive $400,000 as of June 30, 2012 and not less than a positive $650,000 as of September 30, 2012.”
4.	The following is added as Article 14.
“ARTICLE 14
FUNDED DEBT/EBITDA
     In the event the Parent’s consolidated Funded Debt to EBITDA ratio, measured on a trailing twelve month basis, exceeds 3.0 : 1.0 for two consecutive Fiscal Quarters regardless of whether the consecutive Fiscal Quarters fall within the same Fiscal Year, the Borrower shall grant to the Bank a first priority lien on its accounts receivables and inventory and shall execute and deliver to the Bank a Commercial Security Agreement and Financing Statement(s) to grant and perfect the same all in form and substance reasonably acceptable to the Bank.”
5.	This Amendment is a modification only and not a novation.
6.	Except for the above stated amendments, the Credit Agreement shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof.
7.	The parties acknowledge and agree that this Amendment is limited to the terms above stated and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement. The parties hereby specifically ratify and affirm the terms and provisions of the Credit Agreement except as herein changed. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future amendments, should any be requested.
8.	The Borrower agrees to pay all fees and out of pocket disbursements incurred by the Bank in connection with this Amendment.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BORROWER AND PARENT:

TUFCO, L.P.

By: Tufco LLC, its
Managing General Partner

By: Tufco Technologies, Inc.
Its Sole Managing Member

By:	/s/ Michael B. Wheeler Michael B. Wheeler
Authorized Officer for the Managing Member

TUFCO TECHNOLOGIES, INC.

By:	/s/ Michael B. Wheeler Michael B. Wheeler
Chief Financial Officer, Vice President and Secretary

BANK:

JPMORGAN CHASE BANK, N.A.,

By:	/s/ Bruce E. Zak Bruce E. Zak
Regional President

          The undersigned Guarantors consent to the foregoing Amendment and acknowledge the continuing validity and enforceability of the Guaranties.

GUARANTORS:

TUFCO TECHNOLOGIES, INC.

By:	/s/ Michael B. Wheeler Michael B. Wheeler
Chief Financial Officer, Vice President and Secretary

TUFCO LLC

By: Tufco Technologies, Inc.,
Its Sole Managing Member

By:	/s/ Michael B. Wheeler Michael B. Wheeler
Authorized Officer of the Managing Member

HAMCO MANUFACTURING AND DISTRIBUTING LLC

By:	TUFCO, LP
its Sole Managing Member

By:	TUFCO LLC,
its Managing General Partner

	By:	TUFCO TECHNOLOGIES, INC.,
its Sole Managing Member

By:	/s/ Michael B. Wheeler Michael B. Wheeler
Chief Financial Officer, Vice President and Secretary

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